Exhibit 99.1

Piper Jaffray 2011 Clean Technology & Renewables Conference January 12, 2011

Forward Looking Statements This presentation and any discussion by Management in connection with the presentation include statements regarding expectations, beliefs, strategies, goals, outlook and other non-historical matters. These forward-looking statements include but are not limited to statements about the Company's expectations as to the timing of the shutdown of the Company's Devens facility, the likelihood of success of the Company's wafer-centric business model, the benefits of the Company's recapitalization plan, the existence of new business opportunities. These and other forward-looking statements are neither promises nor guarantees and are subject to a number of risks and uncertainties that will cause the Company's actual results or the results of the Company's competitors to differ from the expectations in these forward-looking statements, including the difficulty of accurately forecasting the cost benefits from new technologies, new operational strategies and operational scaling, the lack of reliability of forecasts regarding the competitive landscape, and other risks and uncertainties described in filings that the Company makes from time-to-time with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update any of these forward-looking statements. 1

Evergreen at a Glance String Ribbon wafers - technology differentiation in a commodity business A patented low cost wafer manufacturing technology is our sustainable competitive advantage Proven technology: Over 525MW of panels made with our String Ribbon wafers produced to date Announced Devens facility shutdown to be completed by end of Q1-2011 Existing manufacturing continues to ramp in Wuhan, China Wuhan facility equipped to produce 75MW of wafers Manufacturing in low cost region will be the focus of expansion Cell and panel processing outsourced Technology development focus on commercializing Industry Standard Wafers (ISW) 2

Focus: Standard Sized Wafer - 156mm x 156 mm Benefits of standard wafers Leverage existing industry capacity in cell and panel processing Implement cell processing best practices more quickly Increase business development opportunities Progress to date Over 60,000 wafers grown to date Wafer characteristics nearly identical to current form factor 10 new furnaces ordered for Q1-11 delivery In discussion today with potential partners Near-term plan ~5MW Pilot operations in U.S. through Q2-11 Provide samples to industry participants for evaluation Expect to have 25MW+ installed capacity in China late 2011 3

The Need for Recapitalization Competitive positioning... Rapid Chinese capacity expansion is driving rapid selling price declines, further straining the Company's financial position A streamlined capital structure enhances Evergreen's competitive position, ability to expand with a differentiated technology and attract new capital for investment The structure of the existing Notes will continue to be a drag on the business until addressed Pursue a wafer-centric business model going forward... Focused strategy will realize the full economic benefit of Evergreen's unique furnace and wafer technology Business flexibility (wafer sales, licensing) Expands target customers/partners to include existing large manufacturers throughout the value chain 4

Our Sustainable Total Wafer Cost Advantage String Ribbon Wafers vs. Conventional Wafers Devens Q3-10 Chinese Manufacturer 2011 ESLR China 2011 Chinese Manufacturer 2012 ESLR China 2012 Non-cash Si 0.07 Silicon 0.23 0.3 0.17 0.23 0.12 Wafer Process 0.35 0.25 0.23 0.22 0.13 $0.65 Si cost ($/kg) Si usage (g/w) Wafer Cost ($/w) $0.55 $0.40 $0.45 $0.25 ~44% ~27% $85/kg ~3.7 g/w $50/kg ~6.0 g/w $50/kg ~3.6 g/w $45/kg ~5.0 g/w $45/kg <2.8 g/w 5 Non-cash Si cost represents amortization of prepaid inventory cost associated with common stock granted to OCI in connection with silicon supply contract Projections for performance by both Evergreen Solar and Chinese manufacturers in future periods based on company estimates

String Ribbon Wafers Enable Lowest-Cost Panels Conventional Cost Leaders Si @ $55 Si @ $45 Conventional Cost Leaders Si @ $55 Si @ $45 ESLR + Cost Leaders Devens Si @ $45 ESLR + Cost Leaders Devens Si @ $45 Thin film Thin film Today 2012 Today 2012 Today 2012 Silicon $0.31 $0.23 $0.30 $0.12 Wafer 0.30 0.22 0.35 0.13 Cell 0.25 0.20 0.25 0.20 Module 0.35 0.30 0.35 0.30 Total $1.21 $0.95 $1.25 $0.75 20+% Lower Cost Combined cost structure approaching thin film cost projections Estimates for current competitor costs, and future costs for Evergreen Solar and competitors, based on company estimates. $0.80 $0.65 6

Key Investment Thesis Proven, proprietary wafer production technology Disruptive technology for wafer manufacturing Expected unmatched wafer production cost reaching no more than $0.25 per watt total cost A ~40% cost advantage versus conventional processes String Ribbon wafers enable the production of the industry's lowest-cost panel Cost structure would approach that of thin film Industry Standard Wafers produced using String Ribbon processes will enable substantial new business development opportunities Wafer sales, licensing, partnerships 7

Thank You for Your Attention

Appendix September 2010 Financial Information

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